Piper Jaffray New England Community Bank Day Gregory Dufour | President & Chief Executive Officer Deborah Jordan | Chief Operating & Financial Officer September 15, 2016 0

Forward Looking Statements 1 This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters; and the ability of the Company to achieve cost savings as a result of the merger or in achieving such cost savings within the projected timeframe. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden National Corporation Camden National Corporation, headquartered in Maine, is a full- service community bank focused on delivering long-term shareholder value through banking, brokerage and wealth management services in Maine, New Hampshire and select markets of New England. 2

Camden National Corporation Headquarters Camden, ME Employees Over 650 Ticker CAC (NASDAQ) Current Price $48.45 (to be adjusted for announced 3 for 2 stock split effective 9/30/16) 52 Week Range $37.23 to $48.55 Avg. Daily Volume 33,841 Assets $3.9 billion Loans $2.6 billion Deposits $2.8 billion Market Cap $498 million Analyst Coverage Piper Jaffrey (overweight) KBW (outperform) 3 Market data as of September 12, 2016 Balance sheet data as of June 30, 2016

Focused Priorities Following a strategic plan with three major initiatives: 4 • Organic growth continues to be our #1 priority. • Growth through acquisitions • 2015: Acquired The Bank of Maine (SBM Financial) and $687 million of deposits: o Expanded market opportunity by 202,605 households • 2012: Acquired 14 Bank of America branches and $287 million of deposits • Growth through talent • Continue to invest in our team and internal training • Added 21 new lenders since 2013 (increased lenders by 64%) • Deepen credit bench Build Market Share 1

Focused Priorities Maintain discipline around expense control 5 • Focus on improving Efficiency Ratio • SBM cost savings of $11 million in 2016 • Branch Consolidation • 3 locations (completed by 12/31/16) • 4 locations (2015) • 2 locations (2013) • Divested 5 rural branches (2013) • IT/Support: Invest in innovation and leverage scale • Outsourced core processing system (Jack Henry) • Expanded digital technology platform • Leveraged mortgage loan platform and AML/BSA system. Create Efficiencies 2

Focused Priorities Strategically positioned for future growth 6 • Geographic • Southern Maine • Southern New Hampshire • Massachusetts • Products & Services • Mortgage Banking • Treasury Management • Business Banking • Technology • Q2 • Apple Pay Expand Business Banking Services 3

Strategic Plan for Growth The Bank of Maine (SBM Financial) • October 2015 – simultaneous close and conversion • Deposits: $687 million • Loans: $615 million • Expansion into high growth Southern Maine market • Widens mortgage banking reach to Massachusetts • Positions bank as the largest community bank in Northern New England 7 Core Market Acquired Market Growth Target

Financial Highlights – Q2 2016 • Strong earnings performance o Return on tangible equity: 14.50% o Return on assets: 1.01% • Solid growth o Total loans $2.6 billion; 16% annualized growth rate o Total deposits $2.8 billion; 15% annualized growth rate o Fee income reached $10.6 million for the quarter • Execution on SBM acquisition o Efficiency ratio: 56.53% o Tangible common equity ratio: 7.42% 8

Loan Mix & Strong Credit Culture • Community-based, relationship focused lenders with local decision making • Larger institutional experience (TD Bank, Citizens) to compliment an already strong credit focus • Significant small-business lending driven by unmatched market expertise • Credit quality ratios remain strong • Disciplined risk management culture • Conservative limits and prudent growth in CRE • Proactive internal and external loan review process anticipating problematic loan • Increase in provision and non-performing assets in second quarter 2016 related to two loans and not systemic issue 9 6/30/16 Loans: $2.6 billion Average Yield: 4.33% Commercial 16% Commercial Real Estate 39% Residential Mortgages 32% Home Equity/Consumer 14% At or For the Six Months Ended 6/30/2016 2015 2014 2013 Nonperforming assets / total assets 0.75% 0.66% 0.82% 1.18% Past due loans / total loans 0.27% 0.40% 0.18% 0.40% Loan loss provision ($ millions) $3.7 $1.9 $2.2 $2.1 Net charge-offs / average loans (annualized) 0.09% 0.10% 0.16% 0.22%

Deposit Mix & Market Share 10 Source: SNL Financial. Deposit data as of June 2015. STATE OF MAINE ($ in millions) Rank Instituition Deposits Branches Market Share % 1 Toronto-Dominion Bank $3,309 49 13.3 2 KeyCorp 2,891 51 11.6 3 Camden + SBM 2,668 64 10.7 4 Bangor Bancorp MHC 2,265 60 9.1 5 Bank of America Corp. 1,651 17 6.6 Other Banks 12,101 256 48.6 Total for State of Maine $24,885 497 CUMBERLAND AND YORK COUNTY ($ in millions) Rank Instituition Deposits Branches Market Share % 1 KeyCorp $2,077 20 18.7 2 Toronto-Dominion Bank 1,933 25 17.3 3 Bank of America Corp. 1,622 16 14.5 4 Kennebunk Savings Bank 790 13 7.1 5 PeoplesUnited 766 17 6.9 12 Camden + SBM 299 8 2.7 Other Banks 3,652 85 32.8 Total Cumberland/York County $11,138 184 Funding: $3.5 billion Average Funding Cost: 0.50% Average Deposit Cost: 0.27% Checking 32% Saving/Money Market 28% CD's 15% Borrowings 25% 6/30/16

Investments & ALM Position Interest Rate Risk 11 Estimated Changes In Net Interest Income Year 1 +200bp (2.0)% -100bp (1.3)% Year 2 +200bp 1.3% -100bp (7.8)% (Assumes flat balance sheet, no change in asset/funding mix and change of rates over 12 month period) MBS 52% Agency CMO 33% Municipals 11% Agency/Sub. Notes 1% FRB/FHLB Stock 3% Investments: $922 million Average Yield: 2.41% Duration: 3.8 years 6/30/16

Long-Term Shareholder Value 12 a) 2005 and 2011, special dividend of $0.50 per share. b) The increase in 2015 due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax. c) 2006 issuance of trust preferred and share buyback. Dividends as % of Net Income Cumulative Stock Repurchases ($ in millions) TBV Per Share $10.34 $27.47 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 $0 $77 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 '00 '01 '02 '03 '04 '05 '06 (c) '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 37.17% 34.11% 0% 10% 20% 30% 40% 50% 60% '00 '01 '02 '03 '04 '05 (a) '06 '07 '08 '09 '10 '11 (a) '12 '13 '14 '15 (b) Q2 '16

Total Return 13 Source: SNL Financial Strong 15 year return • Stock price appreciation of 158.82% • Average dividend yield of 2.86% 308% 159% 128% -50% 0% 50% 100% 150% 200% 250% 300% 350% Sep-01 Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15

Peer Analysis

Source: SNL Financial

Performance Ratios (%)	6/30/2016 CNC	6/30/2016 Peer Median	6/30/2016 Peer Average
Core ROAA	1.01	0.87	0.91
Core ROAE	10.25	9.49	9.45
Net Interest Margin (Reported)	3.34	3.21	3.22
Efficiency Ratio (Reported)	58.77	59.75	59.67
Loans / Deposits	93.21	90.62	93.35
Asset Quality Ratios (%)			
NPAs / Loans & OREO	1.11	0.93	0.94
NCOs / Avg. Loans	0.09	0.08	0.08
Reserves / NPAs	81.57	115.67	158.53
Capital Ratios (%)			
Total Risk Based Capital	12.94	13.14	13.90
Tangible Equity / Tangible Assets	7.42	8.01	8.06
Leverage	8.44	8.91	8.71
Market Ratios			
Price / LTM Core EPS (x)	11.76	14.83	14.55
Price / TBV (%)	152.88	160.50	164.03
Current Dividend Yield (%)	2.86	3.07	2.92

Camden National Corporation's peer group consists of the following: Arrow Financial Corporation (AROW), Bar Harbor Bankshares (BHB), Berkshire Hills Bancorp, Inc. (BHLB), Boston Private Financial Holdings, Inc. (BPFH), Brookline Bancorp, Inc. (BRKL), Century Bancorp, Inc. (CNBKA), Chemung Financial Corporation (CHMG), Community Bank System, Inc. (CBU), Enterprise Bancorp, Inc. (EBTC), Financial Institutions, Inc. (FISI), First Bancorp, Inc. (FNLC), First Connecticut Bancorp, Inc. (FBNK), Hingham Institution for Savings (HIFS), Independent Bank Corp. (INDB), Merchants Bancshares, Inc. (MBVT), NBT Bancorp Inc. (NBTB), Sterling Bancorp (STL), Tompkins Financial Corporation (TMP), TrustCo Bank Corp NY (TRST), United Financial Bancorp, Inc. (UBNK), and Washington Trust Bancorp, Inc. (WASH).

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Investment Summary Experienced Leaders • 25+ years average banking experience and 12 years with CAC Strong Market Share and Brand Recognition • 140 year operating history • 3rd overall deposit market share in Maine(1) • #2 mortgage originator in Maine, with 6.3% of all mortgage originations in the state(2) Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1.5% of total assets • Efficiency ratio, ROAA and ROAE superior to peers 14 (1) On a combined basis as of 6/30/15. (2) Year to date as of 6/30/16.

Why Invest in Camden National? • Diversified business model creates strong franchise value • Highly experienced management team with track record of solid performance • Geographic footprint expanding into higher growth markets with proven denovo and acquisition history • Strong and stable asset quality with disciplined credit environment • Largest publicly traded bank in Northern New England 16

17 Appendix

Seasoned Management Team 18 Name Position Age Years of Banking Experience Year joined Camden Greg Dufour President and CEO 56 25+ 2001 Debbie Jordan, CPA COO & CFO 50 20+ 2008 Joanne Campbell EVP Risk Management 54 30+ 1996 Carolyn Crosby SVP Human Resources 50 25+ 1996 Edmund Hayden EVP Chief Credit Officer 60 30+ 2015 Tim Nightingale EVP Senior Loan Officer 59 30+ 2000 June Parent EVP Retail Banking 53 25+ 1995 Renee Smyth SVP Chief Marketing Officer 45 15+ 2015 Mary Beth Haut President/CEO Acadia Trust 53 30+ 2016

Financial Highlights 19 6/30/16 vs. 12/31/15 Change (in million’s) 6/30/16 12/31/15 6/30/15 12/31/14 Loans $2,585 $2,490 4% $1,807 $1,773 Investment Securities 922 856 8% 823 804 Total Assets 3,910 3,709 5% 2,837 2,790 Deposits 2,773 2,726 2% 1,981 1,932 Borrowings 690 572 20% 564 577 Shareholders’ Equity 385 363 6% 255 245 Tier 1 Leverage Ratio 8.44% 8.74% - 9.39% 9.26% Balance Sheet

Net Income and Key Ratios Financial Highlights 20 Six Months Ended Year Ended Core (a) GAAP GAAP GAAP GAAP 6/30/16 6/30/16 6/30/15 2015 2014 Net Income (in millions) $18.8 $18.3 $12.8 $21.0 $24.6 Diluted Earnings per Share $1.81 $1.76 $1.71 $2.60 $3.28 Return on Tangible Equity(b) 14.44% 14.04% 13.08% 9.53% 13.06% Return on Assets 1.00% 0.97% 0.92% 0.70% 0.92% Efficiency Ratio(b) 58.77% 58.77% 60.24% 61.13% 61.58% Net Interest Margin 3.11%(c) 3.34% 3.14% 3.19% 3.11% (a) Core results are non-GAAP measures. Refer to the Form 10-Q filed on 8/5/16 and Form 10-K filed for the year ended December 31, 2015 for the reconciliation of non-GAAP to GAAP financial measures. (b) This is a non-GAAP measure. Refer to the Form 10-Q filed on 8/5/16 and Form 10-K filed for the year ended December 31, 2015 for the reconciliation of non-GAAP to GAAP financial measures. (c) Represents net interest margin excluding certain one-time, non-recurring transactions and the effect of fair value accounting on acquired loans and CD’s. This is a non-GAAP measure. Refer to the Form 10-Q filed on 8/5/16 for the reconciliation of non-GAAP to GAAP financial measures.

Profitability Trends Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 21 ROAA ROAE Net Interest Margin Efficiency Ratio 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 -2.50% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 17.50% 20.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16

Historical Credit Metrics Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 22 NPAs / Assets NCOs / Average Loans Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Q2 '16

Asset Growth 23 • Successful track record of growing the franchise through combination of organic growth and acquisitions (40% organic growth over 20 year horizon). $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 United Corp. $54 million Key Bank 4 Branches $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $287 million Branch Sale 5 Branches $46 million The Bank of Maine $816 millionThrough 12/31/15 Organic Growth: $1,274 million Acquired Growth: $1,955 million Total Growth CAGR: 10.8%

Mortgage Banking Activity • The SBM Financial acquisition positions CAC as the #2 Mortgage Originator in Maine 24 (a) Camden National’s 2015 loan originations include those originated by SBM Financial, Inc. in 2015 prior to the acquisition that closed on October 16, 2015. Source: MRS, Inc. Top 15 Lenders Originations Rank % of Total Originations Rank % of Total Bangor Savings Bank 1,637 1 8.7% 3,469 1 8.5% Camden National Bank (1) 1,195 2 6.3% 3,039 2 7.4% Residential Mortgage Services Inc. 1,064 3 5.6% 2,330 3 5.7% TD Bank, N.A. 804 4 4.3% 2,255 4 4.2% Quicken Loans 775 5 4.1% 1,726 7 3.4% Kennebec Savings Bank 688 6 3.6% 1,689 6 3.6% First, N.A. 647 7 3.4% 1,465 8 3.0% Key Bank 580 8 3.1% 1,395 5 4.1% Machias Savings Bank 568 9 3.0% 1,207 10 2.7% Norway Savings Bank 526 10 2.8% 1,110 9 2.7% Bank of America 524 11 2.8% 1,090 11 2.4% Wells Fargo Bank 365 12 1.9% 962 13 1.8% Bath Savings Institution 356 13 1.9% 784 16 1.7% Gorham Savings Bank 350 14 1.9% 748 12 1.8% Saco & Biddeford Savings Inst. 330 15 1.7% 734 14 1.8% Total for All Lenders 18,883 - 100.0% 40,840 - 100.0% Six Months Ended June 30, 2016 Year Ended December 31, 2015

Market Overview Maine • Projected 7.57% growth in household income for 2015 to 2020 • Unemployment rate of 3.7% as of June 2016 • Hospitality and tourism generate more than $2 billion in household income annually New Hampshire • Projected 7.57% growth in household income for 2015 to 2020 • Unemployment rate of 2.8% as of June 2016 • State GDP grew 2.3% to $71.6 billion in 2014 1) Mass Affluent Households defined as households with Interest Producing Assets between $250,000 and $1,000,000 Sources: SNL Financial, Bureau of Economic Analysis, Nielsen, Maine Office of Tourism, Bureau of Labor Statistics 25 Expanding Footprint to Higher Growth Market Pre-Merger Southern Maine Southern Market Segments & Growth Footprint Maine New Hampshire Total Households 291,602 202,605 453,657 Projected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households1 78,216 102,179 259,169 % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767 32,627 65,959

Stable Operating Economy 26 Sources: Bureau of Economic Analysis and Maine State Government Unemployment Rate Per Capital Personal Income 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% Maine United States $30,000 $32,000 $34,000 $36,000 $38,000 $40,000 $42,000 $44,000 $46,000 $48,000 $50,000 Maine United States